                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2000

                       PRODIGY COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             000-25333                             04-3323363
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     (Commission File Number)             (IRS Employer Identification No.)


                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
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              (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (914) 448-8000

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On May 31, 2000, Prodigy Communications Corporation and SBC Communications Inc. completed the transactions described in Prodigy's Current Report on Form 8-K filed on December 2, 1999. A more complete description of the transactions is contained in Prodigy's proxy statement dated May 5, 2000.

OVERVIEW OF THE SBC TRANSACTION

In the SBC transaction:

 .  SBC acquired an approximate 43% indirect interest in Prodigy;

 . Prodigy became the exclusive retail Internet service marketed by SBC to consumers and small businesses in the United States;

 . SBC will purchase the Prodigy Internet service from Prodigy on wholesale terms and provide it to SBC's existing Internet subscribers (approximately 703,000 at March 31, 2000) the wholesale price to be paid by SBC to Prodigy for the Prodigy Internet service that SBC will resell to its existing Internet subscribers will equal SBC's average retail price as of the closing less reasonable and necessary expenses actually incurred by SBC in serving its existing Internet subscribers;

 . SBC committed to obtain for Prodigy 1,200,000 additional Internet subscribers over a three-year period all new subscribers obtained for Prodigy by SBC will be Prodigy subscribers;

 . Prodigy agreed to pay SBC a fee of between $40 and $75 for each subscriber obtained by SBC;

 . SBC agreed to pay Prodigy a penalty, under a specified formula, if SBC does not obtain 1,200,000 additional Internet subscribers for Prodigy over the three-year period, with the size of the penalty based on the number of subscribers actually obtained by SBC who pay at least one monthly bill from Prodigy for example, the penalty will range from $165,000,000 if SBC acquires no new subscribers for Prodigy, to $105,000,000 if SBC acquires 600,000 new subscribers for Prodigy, to no penalty if SBC acquires 1,200,000 new subscribers for Prodigy;

 . Prodigy granted SBC the exclusive right to market its long-distance phone service, local phone service, wireless phone services, paging services and related calling services to Prodigy's subscribers, so long as SBC's service offerings are competitive with service offerings from other providers;

 . SBC became Prodigy's exclusive network provider so long as SBC offers its network services to Prodigy at the most favorable rates that it offers to other similar

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   purchasers, so long as SBC's terms are competitive with those offered by other providers;

 . Prodigy granted SBC the exclusive right to provide telecommunications, advertising, telecommunications e-commerce and Internet telephony applications in conjunction with the Prodigy Internet service to Prodigy's subscribers, so long as SBC's terms are competitive with those offered by other providers; and

 . SBC became the exclusive provider of electronic yellow and white pages and city guides to Prodigy's subscribers.

SBC's exclusive rights described in the four preceding bullet points are subject to Prodigy's existing agreements with other providers. Prodigy currently has agreements with other providers of network, telecommunications and related services. These agreements are not affected by the SBC's transaction. When these agreements terminate, SBC's exclusive rights described above will apply.

STRUCTURE OF THE SBC TRANSACTION

In order to implement the SBC transaction:

 . Prodigy contributed substantially all of its assets and liabilities and transferred its employees to an operating partnership called Prodigy Communications Limited Partnership;

 . SBC contributed to the operating partnership selected routers, servers and associated hardware used in connection with SBC's consumer and small business Internet operations;

 . SBC contributed to the operating partnership intangible assets consisting primarily of royalty-free licenses to use SBC's trademarks in connection with the marketing and operation of the Prodigy Internet service and Prodigy's right to manage SBC's existing Internet customers;

 . Prodigy received an initial interest in the operating partnership of approximately 57%;

 . SBC received an initial interest in the operating partnership of approximately 43%; and

 . SBC may convert its interest in the operating partnership into a direct equity interest in Prodigy at any time, or may require the operating partnership to be merged into Prodigy at any time.

Upon the liquidation of the operating partnership, the assets contributed by Prodigy and SBC will be distributed to them after payment of the operating partnership's liabilities.

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At the closing, Prodigy issued to SBC one share of Prodigy Class B common stock in consideration of $100. Prodigy Class B common stock is convertible at any time, on a one-for-one basis, into the same number of shares of Prodigy Class A common stock. When transferred to any person or entity not affiliated with SBC, Prodigy Class B common stock automatically converts into Prodigy Class A common stock. Only one share of Class B common stock is authorized for issuance and Prodigy does not anticipate issuing any additional shares of Class B common stock to SBC or anyone else.

As a result of the SBC transaction:

 .  Prodigy became a holding company;

 . Prodigy's sole assets consist of its approximate 57% interest in the operating partnership and rights under stock-related agreements and plans;

 . Prodigy's sole business is to act as the general partner of the operating partnership; and

 . Prodigy became an affiliate of SBC and became subject to the restrictions imposed on affiliates of Bell operating companies under the federal Communications Act.

AGREEMENTS BETWEEN PRODIGY AND SBC

Prodigy and SBC entered into the following agreements as part of the SBC transaction:

 . an investment agreement covering SBC's acquisition of its equity interest in Prodigy and related matters;

 .  a strategic and marketing agreement governing the marketing of the Prodigy
   Internet service and related matters;

 . an amended limited partnership agreement governing the ownership and operation of the operating partnership; and

 . a registration rights agreement for the future registration of SBC's shares in Prodigy under the federal securities laws and related matters.

The strategic and marketing agreement has an initial term of three years and will automatically renew for additional three-year terms unless either Prodigy or SBC terminates it. The strategic and marketing agreement may be terminated earlier by SBC if Prodigy fails to provide a competitive portal service for three consecutive quarters or by either party if the other party breaches the agreement.

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RIGHTS OF PRODIGY STOCKHOLDERS FOLLOWING THE SBC TRANSACTION

Upon completion of the SBC transaction, all outstanding shares of Prodigy common stock were reclassified into Prodigy Class A common stock. Prodigy Class A common stock is listed on the Nasdaq National Market and is freely tradeable to the same extent as Prodigy common stock formerly was. Holders of Prodigy Class A common stock generally have rights identical to holders of Prodigy Class B common stock, except that:

 . each holder of Prodigy Class A common stock is entitled to one vote per share;

 . SBC, as the holder of the Prodigy Class B common stock, is entitled to one vote for the share of Prodigy Class B common stock held by it and one vote for each unit in the operating partnership not held by Prodigy; and

 .  SBC has the right to directly elect three of Prodigy's nine directors.

Otherwise, holders of Prodigy Class A common stock and Prodigy Class B common stock generally vote together as a single class on all matters, including the election of the directors who are not elected directly by SBC. SBC, as the holder of Prodigy Class B common stock, may approve a merger of the operating partnership into Prodigy by a vote of at least 75% of Prodigy Class B common stock without a vote of the holders of Prodigy Class A common stock.

GOVERNANCE OF PRODIGY AND THE OPERATING PARTNERSHIP

As part of the SBC transaction, Prodigy amended its certificate of incorporation and by-laws to implement the corporate governance arrangements described below.

Prodigy's board of directors consists of nine members:

 .  three directors elected by SBC;

 . three directors designated by Carso Global Telecom and Telmex (Prodigy's principal stockholders prior to the SBC transaction);

 .  Prodigy's chief executive officer; and

 .  two independent directors.

Immediately after the completion of the SBC transaction, Prodigy's directors were: Samer F. Salameh (Prodigy's chief executive officer); Arturo Elias and Jaime Chico Pardo (designated by Carso Global Telecom and Telmex); James D. Gallemore,

James S. Kahan and Charles J. Roesslein (elected by SBC); and James R. Adams (an independent director). There currently are two vacancies on Prodigy's board, one to be filled by Carso Global Telecom and Telmex and one to be filled with an independent director.

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Upon completion of the SBC transaction, Prodigy established an executive steering committee of the board of directors. This committee consists of four members, two of whom were selected by SBC (Messrs. Gallemore and Kahan) and two of whom were selected by Carso Global Telecom and Telmex (Messrs. Chico Pardo and Salameh). The purpose of the committee is to evaluate all major corporate actions of Prodigy and its subsidiaries, such as mergers, acquisitions, capital expenditures or borrowings in excess of $20,000,000. The executive steering committee must unanimously approve major corporate actions before it submits them to the board of directors of Prodigy for approval.

Prodigy is the sole general partner of the operating partnership. As sole general partner of the operating partnership, Prodigy has unilateral control over all of the affairs and decision making of the operating partnership. As the sole general partner, Prodigy is responsible for nearly all operational and administrative decisions of the operating partnership and the day-to-day management of the operating partnership's business. With some exceptions, Prodigy cannot be removed as the sole general partner of the operating partnership and the operating partnership cannot be dissolved without Prodigy's approval.

OWNERSHIP OF THE OPERATING PARTNERSHIP

Prodigy is the sole general partner of the operating partnership. Subsidiaries of Prodigy and SBC are the limited partners of the operating partnership.

Upon issuance of the units and Prodigy Class B common stock to SBC, the aggregate number of units owned by Prodigy and the Prodigy subsidiary equaled the number of outstanding shares of Prodigy common stock. Following the closing of the SBC transaction, the aggregate number of units owned by Prodigy and the Prodigy subsidiary is intended to be at all times equal to the number of shares of outstanding common stock of Prodigy. The net cash proceeds received by Prodigy from any issuance of shares of common stock, such as from the exercise of options and warrants, will be concurrently transferred to the operating partnership in exchange for units equal in number to the number of shares of Prodigy common stock issued by Prodigy.

Upon completion of the SBC transaction, the units in the operating partnership were owned as follows:


                             Units     Percentage
                           ----------  -----------

     Prodigy                1,216,497         1.0%

     Prodigy Subsidiary    68,589,583        56.4%

     SBC Subsidiary        51,843,631        42.6%


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Financial Statements of Business Acquired.

                  Not applicable.

                  (b) Pro Forma Financial Information.

     The pro forma financial information required to be filed by Item 7(a) of Form 8-K relative to the transactions described in the Registrant's Current Report on Form 8-K filed on December 2, 1999 are incorporated herein by reference from the proxy statement dated May 5, 2000.

(c)    Exhibits


    Exhibit
     Number                                     Description
    -------       -----------------------------------------------------------------------
    3.1 (1)       Restated Certificate of Incorporation of the Registrant, effective as of May 31, 2000.

    3.2 (1)       Amended and Restated By-laws of the Registrant, effective as of May
                  31, 2000.

       3.3*       Amended and Restated Limited Partnership Agreement for
                  Prodigy Communications Limited Partnership dated as of May 31, 2000 by and among the Registrant, SBC Internet Communications, Inc. and
                  Prodigy Transition Corporation.

   10.1(1)*       Investment, Issuance, Contribution and Assumption Agreement, dated as of November 19, 1999 and as amended as of April 19, 2000, by and among SBC Communications Inc., SBC Internet Communications, Inc., the
                  Registrant, Prodigy Transition Corporation and Prodigy
                  Communications Limited Partnership.

    10.2(1)       Strategic and Marketing Agreement, dated as of November 19, 1999, by and among SBC Communications Inc., SBC Internet Communications, Inc.,
                  the Registrant and Prodigy Communications Limited Partnership.

       10.3       Registration Rights Agreement dated as of May 31, 2000 by and among the Registrant, SBC Communications Inc. and SBC Internet
                  Communications, Inc.

         99       Press Release issued by the Registrant on June 1, 2000.


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(1) Incorporated by reference to the Registrant's Definitive Proxy Statement on
Schedule 14A filed on May 5, 2000.

* The exhibits and schedules to this agreement were omitted from the agreement by registrant. Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2000                       PRODIGY COMMUNICATIONS CORPORATION

                                          By:      /s/ Andrea S. Hirsch
                                             ----------------------------------
                                                    Andrea S. Hirsch
                                          Executive Vice President and General
                                                         Counsel

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                   EXHIBIT INDEX

    Exhibit
     Number                                     Description
    -------       -----------------------------------------------------------------------
    3.1 (1)       Restated Certificate of Incorporation of the Registrant, effective as of May 31, 2000.

    3.2 (1)       Amended and Restated By-laws of the Registrant, effective as of May
                  31, 2000.

       3.3*       Amended and Restated Limited Partnership Agreement for
                  Prodigy Communications Limited Partnership dated as of May 31, 2000 by and among the Registrant, SBC Internet Communications, Inc. and
                  Prodigy Transition Corporation.

   10.1(1)*       Investment, Issuance, Contribution and Assumption Agreement, dated as of November 19, 1999 and as amended as of April 19, 2000, by and among SBC Communications Inc., SBC Internet Communications, Inc., the
                  Registrant, Prodigy Transition Corporation and Prodigy
                  Communications Limited Partnership.

    10.2(1)       Strategic and Marketing Agreement, dated as of November 19, 1999, by and among SBC Communications Inc., SBC Internet Communications, Inc.,
                  the Registrant and Prodigy Communications Limited Partnership.

       10.3       Registration Rights Agreement dated as of May 31, 2000 by and among the Registrant, SBC Communications Inc. and SBC Internet
                  Communications, Inc.

         99       Press Release issued by the Registrant on June 1, 2000.

(1) Incorporated by reference to the Registrant's Definitive Proxy Statement on
Schedule 14A filed on May 5, 2000.

* The exhibits and schedules to this agreement were omitted from the agreement by registrant. Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.